Filed Pur suant to Rule 497(e)
                                                      Registration No. 333-80099

                        THE GABELLI BLUE CHIP VALUE FUND
                                  (THE "FUND")

SUPPLEMENT DATED OCTOBER 5, 2006 TO THE PROSPECTUSES AND STATEMENT OF ADDITIONAL
                          INFORMATION DATED MAY 1, 2006

THE FOLLOWING SENTENCE IS ADDED AT THE END OF THE PARAGRAPH ENTITLED "PRINCIPAL INVESTMENT STRATEGIES" ON PAGE 2 OF THE FUND'S CLASS A SHARES, CLASS B SHARES, CLASS C SHARES, AND CLASS I SHARES PROSPECTUS, AS WELL AS THE FUND'S CLASS AAA SHARES PROSPECTUS:

         The Fund may also invest in foreign securities.

THE FOLLOWING SENTENCE IS ADDED TO THE SECTION ENTITLED "INVESTMENT AND RISK INFORMATION," AFTER THE SENTENCE "THE FUND MAY ALSO USE THE FOLLOWING INVESTMENT TECHNIQUES;" ON PAGE 6 OF THE FUND'S CLASS A SHARES, CLASS B SHARES, CLASS C SHARES, AND CLASS I SHARES PROSPECTUS, AND ON PAGE 5 OF THE FUND'S CLASS AAA SHARES PROSPECTUS:

      o FOREIGN SECURITIES. The Fund may invest up to 25% of its total assets in securities of non-U.S. issuers.

THE FOLLOWING PARAGRAPH IS ADDED TO THE SECTION ENTITLED "INVESTMENT AND RISK INFORMATION," AFTER THE ENTITLED "FUND AND MANAGEMENT RISK" ON PAGE 7 OF THE FUND'S CLASS A SHARES, CLASS B SHARES, CLASS C SHARES, AND CLASS I SHARES PROSPECTUS, AND ON PAGE 6 OF THE FUND'S CLASS AAA SHARES PROSPECTUS:

      o FOREIGN SECURITIES RISK. Prices of the Fund's investments in foreign securities may decline because of unfavorable foreign government actions, political instability, or the absence of accurate information about foreign issuers. Also, a decline in the value of foreign currencies relative to the U.S. dollar will reduce the value of securities denominated in those currencies. Foreign securities are sometimes less liquid than securities of comparably sized U.S. issuers.

THE FOLLOWING PARAGRAPH IS ADDED TO PAGE 3 OF THE FUND'S STATEMENT OF ADDITIONAL INFORMATION AFTER THE SECTION ENTITLED "INVESTMENTS IN WARRANTS AND RIGHTS"


INVESTMENTS IN FOREIGN SECURITIES

The Fund may invest up to 25% of the value of its total assets in foreign securities or depositary receipts for foreign securities. Foreign securities investments may be affected by changes in currency rates or exchange control regulations, changes in governmental administration or economic or monetary policy (in the United States and abroad) or

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changed  circumstances  in dealings between nations. Dividends paid  by  foreign issuers may be subject to withholding and other foreign taxes that may decrease the net return on these investments as compared to dividends paid to the Fund by domestic corporations. In addition, there may be less publicly available information about foreign issuers than about domestic issuers, and some foreign issuers are not subject to uniform accounting, auditing and financial reporting standards and requirements comparable to those of domestic issuers. Securities of some foreign issuers are less liquid and more volatile than securities of comparable domestic issuers and foreign brokerage commissions may be fixed or higher than in the United States. Foreign securities markets may also be less liquid, more volatile, and less subject to government supervision than those in the United States. Investments in foreign countries could be affected by other factors not present in the United States, including expropriation, confiscatory taxation, and potential difficulties in enforcing contractual obligations. Securities purchased on foreign exchanges may be held in custody by a foreign branch of a domestic bank.